SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-KA

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



     Date  of  Report  (Date  of  earliest  event  reported):      JUNE 11, 1998
                                                                   -------------



                              EMPIRIC ENERGY, INC.


             (Exact name of registrant as specified in its charter)


              TEXAS                                                   75-2455467


              -----                        ----------
     (State or other jurisdiction of)        (IRS Employer
  incorporation or organization . . .  Identification No.)




     12750  MERIT  DRIVE,  SUITE  750,  DALLAS,  TEXAS  75251-1609

                    (Address of principal executive offices)



Registrant's telephone number, including area code:               (972) 387-4100






          (Former name or former address, if changed since last report)

ITEM  2.    ACQUISITION  OR  DISPOSITION  OF  ASSETS
----------------------------------------------------

     On April 27, 1998, the Company filed the original Form 8-K describing a formal closing which occurred on May 8-9, 1998 of an acquisition of working interests in and other rights to certain assets from Skidmore Energy, Inc. and Circle B Exploration, Inc. not included in this filing of April 27, 1998 was certain financial statements described below which were not then available.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
------------------------------------------------
a.          Independent  Auditor's  Report  as  of March 31, 1998            F-1
b.     Historical  Summaries  of  Revenues  and  Direct  Operating  Expenses  of


  Properties  Acquired  in  April  1998. . . . . . . . . . . . . . . . . . . . .  F-2
c.     Notes  to  Historical Summary of Revenue and Direct Operating Expenses of
  Properties  Acquired  in  April  1998. . . . . . . . . . . . . . . . . . . . .  F-3  thru  F-4
d.     Unaudited Pro Forma Financial Information . . . . . . . . . . . . . . . .  F-5
e.     Unaudited Pro Forma Consolidated Balance Sheet - March 31, 1998       F-6
f.     Unaudited  Pro Forma Consolidated Statements of Operations - Three Months
        Ended  March  31,  1998. . . . . . . . . . . . . . . . . . . . . . . . .  F-7
g.     Unaudited Pro Forma Consolidated Statements of Income . . . . . . . . . .  F-8
h.     Notes to Unaudited Pro Forma Financial Information. . . . . . . . . . . .  F-9


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EMPIRIC  ENERGY,  INC.



                              By:   /s/  Clyde  E.  Skeen
                                   ---------------------------------
                                   Clyde  E.  Skeen
                                   Secretary/Treasurer (Principal Financial and Accounting Officer) and Director

Date:          June  11,  1998

                          INDEPENDENT AUDITOR'S REPORT



Board  of  Directors
Empiric  Energy,  Inc.
Dallas,  Texas


We have audited the accompanying historical summaries of revenue and direct operating expenses of properties acquired in April 1998, for the years ended March 31, 1998 and 1997. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Empiric Energy, Inc.) as described in Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties acquired in April 1998, in conformity with generally accepted accounting principles.






Hein  +  Associates  llp


June  2,  1998
Dallas,  Texas

                              EMPIRIC ENERGY, INC.

         HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                      OF PROPERTIES ACQUIRED IN APRIL 1998

                                    1998            1997
                             -----------     -----------


OIL AND GAS SALES . . . . .  $260,695  $527,324
DIRECT OPERATING EXPENSES .    94,879   341,677
                             --------  --------
NET REVENUE . . . . . . . .  $165,816  $185,647
                             ========  ========





                    SEE  NOTES  TO  HISTORICAL  SUMMARIES.

                              EMPIRIC ENERGY, INC.

      NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED IN APRIL 1998

1. BASIS  OF  PREPARATION
----------------------

The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by Empiric Energy, Inc. (the "Company") in April 1998 from Skidmore Energy, Inc. The properties were acquired with the issuance of common stock, preferred stock and notes payable with at total valuation of approximately $1,700,700, before purchase adjustments.

Revenues are recorded when the Company's share of oil or natural gas and related liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2.     SUPPLEMENTAL  INFORMATION  ON  OIL  AND  GAS  RESERVES  (UNAUDITED)
       -------------------------------------------------------------------

Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

The changes in proved reserves of the properties acquired in April 1998 for the year ended March 31, 1998 and 1997 are set forth below. All of the reserves are classified as proved developed.



 Natural Gas
                               Oil      (Thousand
                            (Barrels)  Cubic Feet)
                            ---------  -----------
Reserves at April 1, 1996.    64,523      992,055
Production . . . . . . . .    (9,961)     (77,167)
                            ---------  -----------

Reserves at March 31, 1997    54,562      914,888
Production . . . . . . . .    (3,962)     (71,388)
                            ---------  -----------

Reserves at March 31, 1998    50,600      843,500
                            =========  ===========



The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at March 31, 1998 and 1997 is as follows:
                                      March 31,


       March 31,
                                               1998         1997

Future cash inflows. . . . . . . . . . . .  $2,285,000   $2,144,200
Future production costs. . . . . . . . . .    (560,400)    (615,200)
                                            -----------  -----------
Future net cash flows, before income taxes   1,724,600    1,529,000
Future income taxes. . . . . . . . . . . .           -            -
                                            -----------  -----------
Future Net Cash Flows. . . . . . . . . . .   1,724,600    1,529,000
10% annual discount. . . . . . . . . . . .    (503,900)    (446,500)

                                            -----------  -----------
Standardized Measure of Discounted Future
Net Cash Flows . . . . . . . . . . . . . .  $1,220,700   $1,082,500
                                            ===========  ===========

The primary changes in the standardized measure of discounted estimated future net cash flows for the years ended March 31, 1998 and 1997, were as follows:



		 Year Ended March 31,

                                                           1998         1997
                                                        -----------  -----------
Beginning of year. . . . . . . . . . . . . . . . . . .  $1,082,500   $1,284,598
Sales of oil and gas produced, net of production costs    (165,816)    (185,647)
Effect of change in prices . . . . . . . . . . . . . .     284,306      (70,621)
Other. . . . . . . . . . . . . . . . . . . . . . . . .     (88,540)     (74,290)
Accretion of discount. . . . . . . . . . . . . . . . .     108,250      128,460
                                                        -----------  -----------

End of year. . . . . . . . . . . . . . . . . . . . . .  $1,220,700   $1,082,500
                                                        ===========  ===========


Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

EMPIRIC  ENERGY,  INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


In April 1998, Empiric Energy, Inc. (the Company) acquired interests in certain producing and unproved properties in Texas in exchange for units consisting of the Company's common stock, preferred stock, a note payable convertible into shares of the Company's common stock, and warrants to acquire the Company's common stock. The consideration was valued at a total of $1,700,700 based on the estimated values of the assets. The following unaudited pro forma financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the properties had been acquired on March 31, 1998 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of operations). The pro forma financial statements should be read in conjunction with the historical summaries of revenues and direct operating expenses of the properties included herein and with the financial statements of the Company as filed in their Forms 10-KSB and 10-QSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates.

                              EMPIRIC ENERGY, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
ASSETS
------



                                               Empiric        Pro Forma
                                                Energy       Adjustments     Pro Forma
                                             ------------  ---------------  ------------
CURRENT ASSETS:
Cash. . . . . . . . . . . . . . . . . . . .  $    24,112   $            -   $    24,112
Accounts receivable . . . . . . . . . . . .       77,035                -        77,035
Notes receivable. . . . . . . . . . . . . .       31,000                -        31,000
                                             ------------  ---------------  ------------
Total current assets. . . . . . . . . . . .      132,147                -       132,147

OIL AND GAS PROPERTIES:
Oil and gas properties - proved . . . . . .    3,725,871    1,220,700  (1)    4,946,571
Oil and gas properties - unproved . . . . .            -      480,000  (1)      480,000
Less accumulated depletion and depreciation   (1,555,954)               -    (1,555,954)
                                             ------------  ---------------  ------------
Net oil and gas properties. . . . . . . . .    2,169,917        1,700,700     3,870,617

OTHER ASSETS. . . . . . . . . . . . . . . .        9,319                -         9,319
                                             ------------  ---------------  ------------
Total assets. . . . . . . . . . . . . . . .  $ 2,311,383   $    1,700,700   $ 4,012,083
                                             ============  ===============  ============


                          LIABILITIES AND STOCKHOLDERS' EQUITY
                          ------------------------------------


CURRENT  LIABILITIES:


Current portion of long-term debt                            $30,000           $-          $30,000
Accounts payable and accrued expenses                         98,899           -            98,899
Due to shareholders                                           17,981           -            17,981
                                                           ------------  --------------  ------------
Total current liabilities                                    146,880           -           146,880

LONG-TERM DEBT, net of current portion. . . . . . . . . .      112,500       525,000(1)      637,500
                                                           ------------  --------------  ------------
Total liabilities . . . . . . . . . . . . . . . . . . . .      259,380         525,000       784,380

STOCKHOLDERS' EQUITY
Preferred stock . . . . . . . . . . . . . . . . . . . . .            -    525,000   (1)      525,000
Common stock and additional paid-in capital . . . . . . .    4,365,979    650,700   (1)    5,016,679
Accumulated deficit . . . . . . . . . . . . . . . . . . .   (2,313,976)              -    (2,313,976)
                                                           ------------  --------------  ------------
Total stockholders' equity. . . . . . . . . . . . . . . .    2,052,003       1,175,700     3,227,703
                                                           ------------  --------------  ------------
Total liabilities and stockholders' equity. . . . . . . .  $ 2,311,383   $   1,700,700   $ 4,012,083
                                                           ============  ==============  ============

SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.


trql




            SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

EMPIRIC ENERGY, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998


                         Empiric     Properties     Pro Forma


                                    Energy       Acquired      Adjustments    Pro Forma
                                 ------------  -------------  -------------  -----------
REVENUE:
Oil and gas sales . . . . . . .  $     3,308   $     50,562   $          -   $   53,870

COSTS AND EXPENSES:
Production expense. . . . . . .        1,192         31,160              -       32,352
Depletion and depreciation. . .        1,179              -     16,078  (3)      17,257
Interest. . . . . . . . . . . .        1,450              -     10,500  (4)      11,950
General and administrative. . .      105,539              -              -      105,539
                                 ------------  -------------  -------------  -----------
Total costs and expenses. . . .      109,360         31,160         26,578      167,098

OTHER INCOME. . . . . . . . . .       12,368              -              -       12,368
                                 ------------  -------------  -------------  -----------

NET AND COMPREHENSIVE INCOME
   (LOSS) . . . . . . . . . . .  $   (93,684)  $     19,402   $    (26,578)  $ (100,860)
                                 ============  =============  =============  ===========

BASIC AND DILUTED EARNINGS PER
   SHARE. . . . . . . . . . . .  $      (.02) 				 $       (.02)
                                 ============ 				 =============

WEIGHTED AVERAGE SHARES
   OUTSTANDING. . . . . . . . .    5,955,276   				   6,947,853
                                 ============ 				 =============




            SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

EMPIRIC ENERGY, INC.

          UNAUDITED  PRO  FORMA  CONSOLIDATED  STATEMENTS  OF  INCOME




For the twelve months ended
                              December 31, 1997    March 31, 1998
                             -------------------  ----------------
                             Empiric     Properties       Pro Forma
                             Energy       Acquired       Adjustments    Pro Forma
    ----------     ---------       ----------  -----------
REVENUE:
Oil and gas sales . . .  $   102,270   $    260,695   $  92,867 (2)  $  455,832

COSTS AND EXPENSES:
Production expense.           70,812         94,879      12,708 (2)     178,399
Depletion and depreciation    19,417           -         97,531 (3)     116,948
Interest. . . .                6,839           -         42,000 (4)      48,839

General and administrative   335,591           -              -         335,591
                         -----------   ------------   -------------  -----------
Total costs and expenses.    432,659         94,879      152,239         679,777

OTHER INCOME	               98,100           -              -          98,100
                         -----------   ------------   -------------  -----------

NET AND COMPREHENSIVE
INCOME (LOSS)            $  (232,289)  $    165,816   $  (59,372)    $ (125,845)
                         ============  ============   ===========    ===========

BASIC AND DILUTED
EARNINGS PER SHARE       $      (.05)  				  $    (.02)
                         ============  				  ===========

WEIGHTED AVERAGE
SHARES OUTSTANDING         4,900,617                                   5,893,194
                         ============   				  ===========




           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

EMPIRIC ENERGY, INC.

           NOTES  TO  UNAUDITED  PRO  FORMA  FINANCIAL  INFORMATION


(1) Adjustment to reflect the acquisition of the proved and unproved oil and gas properties for units consisting of a total of $525,000 convertible senior notes, 5,250 shares of preferred stock, 992,577 shares of common stock, and 500,000 common stock warrants with varying maturities and exercise prices. The transaction was valued based on the estimated value of the acquired assets by reference to an independent engineering report for the producing properties and comparable sales for the unproved properties.

(2) Adjustment to reflect the change in the acquired properties' revenues and direct operating expenses from a March 31, 1998 year end to a December 31, 1997 year end.

(3) Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired at the beginning of the respective periods.

(4) Adjustment to reflect additional interest expense at 8.0% as if the properties had been acquired at the beginning of the respective periods.